EXHIBIT 10.1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE dated as of this 20 day of February, 2014 by and between THE TRUSTEES OF HAYDEN OFFICE TRUST under Declaration of Trust dated August 24, 1977, as amended (“Landlord”) and SYNAGEVA BIOPHARMA CORP., a Delaware corporation (“Tenant”).

RECITALS

By Lease dated January 15, 2013 (the “Lease”), Landlord did lease to Tenant, and Tenant did hire and lease from Landlord, 51,556 square feet of rentable floor area (the “Original Premises”) in the building known as and numbered 33 Hayden Avenue, Lexington, Massachusetts (the “Building”).

Landlord and Tenant are entering into this First Amendment to expand the Original Premises by 29,316 rentable square feet consisting of the entire second floor of the Building as shown on Exhibit A (the “Expansion Premises”) and the common areas within the Building, and to amend certain other terms of the Lease, all as more particularly set forth below.

NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant hereby agree to and with each other as follows:

1. Demise and Preparation of Expansion Premises. Tenant shall have and hold the Expansion Premises for a period commencing (the “Expansion Premises Commencement Date”) on the earlier of (a) that date on which the Expansion Premises are ready for occupancy as defined in Exhibit B hereof, or (b) that date on which Tenant commences occupancy of any portion of the Expansion Premises for the Permitted Use (as defined in Section 6 below) and continuing for the remainder of the Original Term unless sooner terminated as provided in the Lease or extended as provided in Section 2.4.1 of the Lease. From and after the Expansion Premises Commencement Date, (i) all references in the Lease to the “Premises” and “Tenant’s Premises” shall be deemed to include all of the Original Premises and the Expansion Premises, as well as the lobbies, corridors, stairways, elevators and toilets within the Building, including, without limitation, the main lobby and cafeteria in the Building notwithstanding Section 2.2 of the Lease, and (ii) Tenant shall be deemed to be leasing the entire second floor of the Building and the entire Total Rentable Floor Area of the Building. From and after the Expansion Premises Commencement Date, Tenant shall be leasing the entire interior of the Building, and the term “Premises” shall include all such areas, and all Tenant’s obligations under the Lease with respect to the Premises shall include the entire interior area of the Building, and there shall no longer be any common areas within the Building. Notwithstanding the foregoing, the provisions of the Work Letter attached to the Lease as Exhibit B-1 shall not apply to the Expansion Premises.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

2. No Extension of Term. Landlord and Tenant acknowledge and agree that the expiration date of the Original Term is December 31, 2019, subject to Tenant’s exercise of the Extension Options set forth in Section 2.4.1. of the Lease, and nothing contained in this First Amendment shall be deemed to extend the Original Term. Tenant may exercise the Extension Options only as to the entire Premises, including the Expansion Premises.

3. Annual Fixed Rent. In addition to the Annual Fixed Rent due under the Lease with respect to the Original Premises, Tenant shall pay Annual Fixed Rent with respect to the portions of the Building added to the Premises pursuant to this First Amendment as follows (and the term “Annual Fixed Rent for the Premises” shall include such amounts):

Time Period:	Rate Per Square Foot:	Annual Fixed Rent:
Expansion Premises Commencement Date through the day prior to the two-month anniversary of the Expansion Premises Commencement Date:	$22.50 (payable on 9,524 RSF)	$214,290.00

Two-month anniversary of Expansion Premises Commencement Date through the day prior to the ten-month anniversary of the Expansion Premises Commencement Date:	$22.50 (payable on 19,048 RSF)	$428,580.00

Ten-month anniversary of the Expansion Premises Commencement Date through the expiration of the Original Term (December 31, 2019):	$22.50 (payable on 29,316 RSF)	$659,610.00

The amounts due under this Section 3 shall be paid monthly, in advance, on the first day of each and every month in a sum equal to one twelfth (1/12th) of the applicable Annual Fixed Rent for the Expansion Premises and in the same time, place and manner as required for Annual Fixed Rent under Section 2.5 of the Lease.

4. Additional Rent; Taxes.

(A) Commencing on the Expansion Premises Commencement Date and continuing through the Term, Tenant shall pay Additional Rent, including, without limitation, Operating Expenses Allocable to the Premises and Landlord Tax Expenses Allowance to the Premises, in accordance with the Lease, it being agreed that from and after the Expansion Premises Commencement Date, Tenant leases the entire Total Rentable Floor Area of the Building, and as result, Tenant’s portion of Landlord’s Tax Expenses and Landlord’s Operating Expenses is one hundred percent (100%).

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

(B) To the extent permitted by applicable law and provided there shall not then be existing an Event of Default and after prior written notice to Landlord, Tenant shall have the right to contest the amount or validity, in whole or in part, of any of the Real Estate Taxes by appropriate proceedings diligently conducted in good faith; provided, however, that as a continuing condition to such right, Tenant shall be required to make those payments respecting Real Estate Taxes as and at the times required by law notwithstanding any such contest.

Tenant further agrees that each such contest shall be promptly and diligently prosecuted in good faith to a final conclusion except only as provided herein. Landlord agrees to cooperate with Tenant in any such proceeding provided that the same shall be at the sole cost and expense of Tenant. Tenant will pay and save Landlord harmless against any and all losses, judgments, decrees and costs relating to the Premises during the Term incurred by Landlord (including reasonable attorneys’ fees) being the direct or proximate result of Tenant’s initiation of such contest and will, promptly after the final settlement, compromise or determination of such contest, fully pay and discharge Tenant’s obligations under Article 2 of the Lease, together with all penalties, fines, interests, costs and expenses. Further, any such contest by Tenant shall not be discontinued unless and until Tenant has given to Landlord written notice of Tenant’s intent to so discontinue and if Landlord shall not by notice to Tenant (the “Assumption Notice”) within thirty (30) days after receipt of Tenant’s notice elect to assume, at Landlord’s sole cost and expense, the continued prosecution and conduct of such contest. In the event Landlord shall give such Assumption Notice, Tenant shall cooperate with Landlord at no cost to Tenant in all respects as may be necessary for Landlord’s continuation of such contest, but Tenant shall have no other obligation for the prosecution and conduct of such contest, and the foregoing indemnity by Tenant of Landlord shall not apply with respect to losses, judgments, decrees and costs incurred by Landlord being the direct or proximate result of Landlord’s actions during the continuation of a contest assumed by Landlord.

Notwithstanding anything to the contrary set forth in this subsection (B), Tenant shall have no right to initiate any contest respecting Real Estate Taxes (i) if there shall be an uncured Event of Default, or (ii) if there shall be less than twelve (12) full calendar months remaining in the Lease Term as it may have been extended.

5. Parking.

(A) From and after the Expansion Premises Commencement Date, Tenant’s Number of Parking Spaces shall include all of the parking spaces on the Site and generally serving the Building, subject to the terms and conditions of the Lease and the right of Landlord and Landlord’s agents and contractors to use a reasonable number of parking spaces as may be necessary in connection with the operation, use, maintenance and repair of the Complex or any construction performed in the Premises by Landlord at the request of Tenant.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

(B) Section 2.2.1 of the Lease is hereby deleted and replace in its entirety with the following:

“In addition, Tenant shall have the right to use all of the parking spaces on the Site, and Tenant may designate any number of spaces (the “Designated Spaces”) as reserved or exclusively for Tenant’s use; provided, however, that Landlord’s agents and contractors may use a reasonable number of parking spaces as may be necessary in connection with the operation, use, maintenance and repair of the Complex or any construction performed in the Premises by Landlord at the request of Tenant. Landlord shall have no responsibility for policing the use of, or enforcing Tenant’s right to exclusively use, the Designated Spaces. Tenant, at Tenant’s expense, may install signs indicating that the Designed Spaces are for the exclusive use of Tenant, subject to compliance with applicable Legal Requirements. Tenant covenants and agrees that it and all persons claiming by, through and under it, shall at all times abide by all reasonable rules and regulations promulgated by Landlord with respect to the use of the parking areas on the Site. Subject to Tenant’s compliance with the foregoing rules and regulations, which may include, without limitation, obligations to move automobiles so as to accommodate Landlord’s performance of maintenance, repair and snow plowing obligations, Tenant shall have the right to have automobiles parking in the parking areas on the Site overnight as necessary. The parking privileges granted herein are nontransferable except to a permitted assignee or subtenant as provided in Section 5.6. Further, Landlord assumes no responsibility whatsoever for loss or damage due to fire, theft or otherwise to any automobile(s) parked on the Site or to any personal property therein, however caused, and Tenant covenants and agrees, upon request from Landlord from time to time, to notify its officers, employees, agents and invitees of such limitation of liability. Tenant acknowledges and agrees that a license only is hereby granted, and no bailment is intended or shall be created.”

(C) Exhibit N to the Lease is hereby deleted in its entirety.

6. Permitted Use of Expansion Premises. The Expansion Premises shall be used solely for general office purposes, and general laboratory use provided such use is ancillary, accessory, subordinate and in support of the office use of the Premises, and otherwise in accordance with the requirements of the Lease.

7. Waiver of Tenant’s Expansion Rights. Sections 2.1.2 through 2.1.2.2 of the Lease are hereby deleted from the Lease and of no further force and effect.

8. Brokers.

(A) Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this First Amendment other than Cushman & Wakefield

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

and CB Richard Ellis (the “Brokers”); and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than the Brokers, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this First Amendment other than the Brokers; and in the event any claim is made against Tenant relative to dealings by Landlord with brokers other than the Brokers, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

9. Additional Amendments. For so long as Tenant leases the entire Total Rentable Floor Area of Building, the Lease is amended so that the following shall not apply to the Tenant: (i) the last sentence of the first paragraph of Section 2.1 of the Lease; (ii) the entirety of the last paragraph of Section 2.1.1 of the Lease; and (iii) subparagraph (b) of Section 2.3 of the Lease. To the extent any of the Rules and Regulations attached to the Lease would only have application to a multi-tenant building, then for so long as Tenant leases the entire Total Rentable Floor Area of Building, such Rules and Regulations shall not apply to Tenant.

10. Additional Security Deposit. Concurrently with the execution of this Amendment, Tenant shall pay to Landlord an additional security deposit in the amount of Three Hundred and Twenty Thousand Dollars ($320,000) (the “Additional Security Deposit”) such that the total security deposit held by Landlord under the Lease shall be Nine Hundred and Ninety-Five Thousand Dollars ($995,000). Such Additional Security Deposit shall be either in the form of an additional irrevocable, unconditional, negotiable letter of credit meeting the requirements of Section 9.18 of the Lease, or an amendment to the existing Letter of Credit held by Landlord under the Lease in the face amount of Six Hundred and Seventy Five Thousand Dollars ($675,000) increasing the face amount thereof to Nine Hundred and Ninety-Five Thousand Dollars ($995,000). Any such amendment must be in form and substance reasonably acceptable to Landlord. Landlord shall hold the Additional Security Deposit throughout the Term of this Lease on the same terms and conditions as provided in Section 9.18 of the Lease, and all references to the “Security Deposit” or “security deposit” in the Lease shall be deemed to include the Additional Security Deposit.

11. Ratification; Performance of Landlord’s Work. The Lease, as amended hereby, is hereby ratified and shall remain in full force and effect. Tenant agrees that no allowance remains due from Landlord under the Lease and that Landlord has performed all Landlord’s Work in accordance with the requirements of the Lease. Landlord agrees that Tenant has paid all Tenant Plan Excess Costs with respect to Landlord’s Work in accordance with the requirements of the Lease.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

12. Capitalized Terms. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

13. Terms of Lease. All references to the “Lease” shall be deemed to be references to the Lease as herein amended.

14. Governing Law. This Amendment shall be construed and governed by the laws of the Commonwealth of Massachusetts.

15. Entire Agreement. This Amendment constitutes the entire agreement and understanding between the parties with respect to the subject of this Amendment and shall supersede all prior written and oral agreements concerning such subject matter. This Amendment may not be amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by authorized representatives of Landlord and Tenant. Each party acknowledges that it has read this Amendment, fully understands all of this Amendment’s terms and conditions, and executes this Amendment freely, voluntarily and with full knowledge of its significance. This Amendment is entered into by the parties with and upon advice of counsel.

[REMAINDER OF PAGE BLANK; SIGNATURE PAGE FOLLOWS]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

EXECUTED as a sealed instrument as of the date and year first above written.

WITNESS:		LANDLORD:

/s/ Thomas Beetham		HAYDEN OFFICE TRUST
Thomas Beetham		By: David Provost, for the Trustees of Hayden Office Trust, pursuant to written delegation, but not individually

		By:	/s/ David C. Provost
		Name:	David C. Provost
		Title:	SVP

TENANT:

SYNAGEVA BIOPHARMA CORP.

ATTEST:		By:	/s/ Sanj Patel
		Name:	Sanj Patel
By:	/s/ Chris Heberlig	Title:	President or Vice President
Name:	Chris Heberlig		(Hereto duly authorized)
Title:	Secretary or Assistant Secretary
By:
Name:
Title:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit A

Plan of Expansion Premises*

*	The below plan is merely intended to show the size and location of the Expansion Premises.

PERKINS
+ WILL
BioPharma
BOSTON
PROPERTIES
LEVEL 02
FURNITURE PLAN
A08-02

Exhibit A

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit B

Expansion Premises Work Letter

1.1	Landlord’s Expansion Work.

(A)	Plans and Construction Process.

(1)	Landlord’s Expansion Work. Attached to this First Amendment as Exhibit B-1 is a space plan prepared by Perkins + Will (the “Architect”) dated November 26, 2013 (the “Space Plan”) and a Turn-Key Matrix as Exhibit B-2, showing the work to be performed by Landlord, at Landlord’s cost and expense (except as otherwise noted in the Turn-Key Matrix), in order to prepare the Expansion Premises for Tenant’s occupancy, such work being consistent with the fit, finish, elements, quality level, design and buildout of the Third Floor Premises (such work being hereinafter referred to as the “Landlord’s Expansion Work”).

(2)

Tenant’s Demolition Plan. The parties acknowledge that Tenant has delivered to Landlord a demolition plan which is attached hereto as Exhibit B-4 (the “Tenant Demolition Plan”) identifying all demolition work to be performed by Landlord to prepare the Expansion Premises for the performance of the remaining elements of Landlord’s Work (the “Demolition Work”) and Landlord has approved the same. It is understood and agreed that Landlord’s approval under this Section was given solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely upon Landlord’s approval of the Tenant Demolition Plan for any other purpose whatsoever other than for satisfying the consent requirements under this Lease. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of the Tenant Demolition Plan (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Expansion Premises), and Landlord’s approval of the Tenant’s Demolition Plans shall in no event relieve Tenant of the responsibility for such design. Notwithstanding the foregoing, the parties acknowledge and agree that as an accommodation to Tenant, Landlord entered into the contract with the Architect prior to the execution of this First Amendment for the preparation of the Tenant Demolition Plan (the “Architect’s Contract”), and as a result, in the event that the Tenant Demolition Plan contain errors or omissions by Architect or the work described therein is not designed in compliance with applicable laws, Landlord, upon request of Tenant (which shall be a right but not an obligation of Tenant), and at the expense of Tenant, shall enforce the obligations of the Architect under the Architect’s Contract for the benefit of Tenant (or if not prohibited by the Architect’s Contract, Landlord shall,

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

upon Tenant’s request, assign the right to enforce the Architect’s Contract directly to Tenant so that Tenant may undertake enforcement of the same on its own behalf). Tenant shall pay any costs and expenses incurred by Landlord in enforcing the Architect’s Contract at the request of Tenant within ten (10) days of demand as a condition to Landlord’s obligation to so enforce the Architect’s Contract. In the event Landlord elects to enforce the Architect’s Contract and the same is not at the request of Tenant, Landlord shall do the same at Landlord’s expense. Tenant shall promptly revise the Tenant Demotion Plans to incorporate any comments thereon from the Town of Lexington so that the same may be approved by the Town of Lexington for issuance of a demolition permit.

(3)

No later than March 7, 2014 (the “Tenant Expansion Construction Plans Date”), Tenant shall deliver to Landlord a full set of construction plans and specifications (the “Tenant’s Submission”) containing all details for the Landlord’s Expansion Work, such plans and specifications to be prepared by the Architect and shall be consistent with the Space Plan, the Turn-key Matrix and the Tenant Demolition Plan, and the fit, finish, elements, quality level, design and buildout of the Third Floor Premises. Landlord shall have no responsibility for the installation or connection of Tenant’s computer, telephone, other communication equipment, systems or wiring, including, without limitation, audio/visual and security systems. Such plans and specifications (the “Plans”) shall contain at least the information required by, and shall conform to the requirements of, Exhibit B-3. Landlord shall have no obligation to perform Landlord’s Expansion Work until the Plans shall have been presented to it and approved by it. Provided that the Plans shall contain at least the information required by, and shall conform to the requirements of, Exhibit B-3, and are consistent with the Space Plan, the Turn-Key Matrix and the Tenant Demolition Plan, Landlord shall not unreasonably withhold or delay its approval of the Plans. However, Landlord’s determination of matters relating to alterations or changes visible outside the Premises shall be in Landlord’s sole discretion. Within seven (7) business days after the receipt of the Plans, Landlord shall notify Tenant as to whether Landlord approves the Plans. Tenant shall provide Landlord in writing, within seven (7) business days of receipt by Tenant of Landlord’s response to Tenant’s proposed Plans, revisions to the Plans prepared by the Architect which shall be responsive to any objections raised by Landlord. In connection with the foregoing, it is understood and agreed that Landlord’s approval under this Section is given solely for the benefit of Landlord, and neither Tenant nor any third party shall have the right to rely upon Landlord’s approval of the Plans for any other purpose whatsoever other than for satisfying the consent requirements under this First Amendment. Without limiting the foregoing, Tenant shall be responsible for all elements of the design of the Plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

design, the configuration of the Expansion Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of the Plans shall in no event relieve Tenant of the responsibility for such design. Notwithstanding the foregoing, the parties acknowledge and agree that as an accommodation to Tenant, Landlord entered into the Architect’s Contract with the Architect prior to the execution of this First Amendment for the preparation of the Plans, and as a result, in the event that the Plans contain errors or omissions by Architect or the work described therein is not designed in compliance with applicable laws, Landlord, upon request of Tenant (which shall be a right but not an obligation of Tenant), and at the expense of Tenant, shall enforce the obligations of the Architect under the Architect’s Contract for the benefit of Tenant (or if not prohibited by the Architect’s Contract, Landlord shall, upon Tenant’s request, assign the right to enforce the Architect’s Contract directly to Tenant so that Tenant may undertake enforcement of the same on its own behalf). Tenant shall pay any costs and expenses incurred by Landlord in so enforcing the Architect’s Contract at the request of Tenant within ten (10) days of demand as a condition to Landlord’s obligation to so enforce the Architect’s Contract. In the event Landlord elects to enforce the Architect’s Contract and the same is not at the request of Tenant, Landlord shall do the same at Landlord’s expense. Landlord has agreed not to charge a construction management fee with respect to Landlord’s Expansion Work.

(4)

Performance of Landlord’s Expansion Work. Landlord agrees to use reasonable efforts to perform Landlord’s Expansion Work in a manner so as to mitigate disruption to Tenant’s operations in the Original Premises between the hours of 8 a.m. and 6 p.m. Monday through Friday (excluding holidays) (“Business Hours”), but Landlord shall have no liability unless due to Landlord’s gross negligence or willful misconduct (and in no event shall Landlord’s liability exceed [**], nor shall Tenant have any claim against Landlord (except as expressly provided in this sentence) or right to abate rent, to the extent the performance of Landlord’s Expansion Work does interfere with Tenant’s operations, including, without limitation, the use and operation of [**] within the Original Premises. Landlord agrees to perform the Demolition Work outside the Business Hours at such times as Landlord determines provided, however, Landlord will perform the Demolition Work or certain elements of the Demolition Work during Business Hours to the extent requested by Tenant upon not less than 24 hours notice, but in making such request, Tenant agrees that it shall be responsible for any increase in the cost of the performance of the Demolition Work over the cost Landlord would have incurred for the performance of the Demolition Work outside Business Hours. Tenant acknowledges that the performance of the Landlord’s Expansion Work while the Original Premises are occupied may result in noise, dust and/or other disturbance to the Tenant

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

and its employees, and in no event shall the same constitute a constructive eviction, impairment of Tenant’s rights or otherwise entitle Tenant to make a claim against Landlord. Subject to Landlord’s compliance with the foregoing, it is expressly agreed that Landlord shall have no liability with respect to issues caused to the operation of [**] within the Original Premises by the performance of the Landlord’s Expansion Work except as expressly provided above, and Tenant expressly assumes all responsibility for the same, including, without limitation, performing all cleaning of such spaces to the extent the same is necessitated by the performance of Landlord’s Expansion Work. Tenant shall cooperate with any reasonable safety and other requirements imposed by Landlord, in connection with the performance of the Landlord’s Expansion Work.

(5)

Tenant Plan Excess Costs. Landlord shall notify Tenant in writing (“Landlord’s Cost Notice”) within twenty-one (21) days of Landlord’s receipt of the Tenant’s Submission if Landlord’s Expansion Work includes (i) work beyond that shown on the Space Plan, (ii) work identified as Tenant’s cost in the Turn-Key Matrix, and/or (iii) work that is inconsistent with the fit, finish, elements, quality level, design, and buildout of the Third Floor Premises, and the costs of performing the same are “Tenant Plan Excess Costs” and shall be paid by Tenant, as Additional Rent, in accordance with Section 1.5 of this Work Agreement. Tenant shall provide Landlord in writing, within seven (7) business days of receipt by Tenant of Landlord’s Cost Notice, of either (i) its approval thereof and its authorization to Landlord to proceed with Landlord’s Expansion Work in accordance with Landlord’s Cost Notice, or (ii) modifications in the Plans prepared by the Architect to reduce the Tenant Plan Excess Costs. In the event of the modification of the Plans, Landlord shall, within seven (7) business days of receipt of the modified Plans (unless such modification is a major revision to the plans in which case Landlord shall respond as soon as practicable after Landlord receipt of the modification), notify Tenant in writing of all changes in the Landlord’s Cost Notice resulting from such plan modifications and/or plan modifications performed as part of the approval process contained in subsection 1.1(A)(3) above, and whether Landlord approves the revised Plans (the “Updated Notice”), and the same shall be binding on Landlord and Tenant, the Landlord’s Cost Notice shall be modified as stated in Landlord’s Updated Notice, and the costs of performing the same are “Tenant Plan Excess Costs” and shall be paid by Tenant, as Additional Rent, in accordance with Section 1.5 of this Work Agreement. To the extent the Plans are not approved by, and the Tenant Plan Excess Costs are not finalized in accordance with the foregoing by April 1, 2014 (subject to day-for-day extension for Landlord’s failure to act within the time periods required of it hereunder), each day thereafter until approval of the Plans and the finalization of Tenant Plan Excess Costs shall be deemed a Tenant Delay hereunder. Except to the extent of the Tenant Plan Excess Costs,

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

Landlord agrees that Landlord’s Expansion Work shall be performed at the sole expense of Landlord except to the extent the cost is a result of a (i) Change Order, (ii) Tenant Delay, or (iii) deficiencies in the Plans.

(6)	Definition of Landlord’s Expansion Work. For the purposes of this First Amendment, the term Landlord’s Expansion Work shall include all labor, materials and other work necessary for the construction of the improvements identified as Landlord’s Expansion Work; provided, however, that Landlord shall have no responsibility for the installation or connection of Tenant’s computer, telephone, or other communication equipment, systems or wiring.

(7)	Long Lead Item Release Date., Tenant shall execute and deliver to Landlord any affidavits and documentation required in order to obtain all permits and approvals necessary for Landlord to commence and complete Landlord’s Expansion Work on a timely basis (“Permit Documentation”). Tenant shall, on or before the (i) March 1, 2014 (the “Long Lead Items Submission Date”) notify Landlord of all Long Lead Items (as defined below) required for the performance of the Landlord’s Expansion Work, and (ii) March 21, 2014 (the “Long Lead Item Release Date”) give Landlord written authorization to proceed to purchase and/or contract for any items of work for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Expansion Premises and require additional time for receipt or installation (“Long Lead Items”). Landlord hereby notifies Tenant that to the extent the Landlord Expansion Work remains consistent with the Third Floor work performed in the Third Floor Premises, the only Long Lead Items presently anticipated by Landlord as part of the Landlord’s Expansion Work are Tenant’s specialty lighting and the sliding glass door. Notwithstanding the foregoing, Tenant acknowledges that (i) certain Long Lead Items may still delay completion of Landlord’s Expansion Work and thus result in a Tenant Delay even if Tenant does authorize them on or before the Long Lead Item Release Date, and (ii) any Long Lead Items which are identified in Tenant’s Plans after the Long Lead Item Release Date may delay completion of Landlord’s Expansion Work and thus result in a Tenant Delay.

(8)

Change Orders. Tenant shall have the right, in accordance herewith, to submit for Landlord’s approval change proposals subsequent to Landlord’s approval of the Plans (each, a “Change Proposal”). Landlord agrees to respond to any such Change Proposal within such time as is reasonably necessary (taking into consideration the information contained in such Change Proposal) after the submission thereof by Tenant, advising Tenant of any anticipated increase in costs (“Change Order Costs”) associated with such Change Proposal, as well as an estimate of any delay which would likely result in the completion of the Landlord’s Expansion

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

Work if a Change Proposal is made pursuant thereto (“Landlord’s Change Order Response”). Tenant shall have the right to then approve or withdraw such Change Proposal within three (3) days after receipt of Landlord’s Change Order Response. If Tenant fails to respond to Landlord’s Change Order Response within such three (3) day period, such Change Proposal shall be deemed withdrawn. If Tenant approves such Change Proposal, then such Change Proposal shall be deemed a “Change Order” hereunder and if the Change Order is made, then the Change Order Costs associated with the Change Order shall be deemed additions to the Tenant Plan Excess Costs and shall be paid in the same manner as Tenant Plan Excess Costs are paid as set forth in Section 1.5 of this Work Agreement.

(9)	Tenant Response to Requests for Information and Approvals. Except to the extent that another time period is expressly herein set forth, Tenant shall reasonably respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative for approvals or information in connection with Landlord’s Expansion Work, within three (3) business days of Tenant’s receipt of such request.

(10)	Time of the Essence. Time is of the essence in connection with Tenant’s and Landlord’s obligations under this Section 1.1.

(B)	Tenant Delay.

(1)	A “Tenant Delay” shall be defined as the following:

(a)	Tenant’s failure to (i)deliver the Tenant’s Submission by the Tenant Expansion Construction Plans Date, (ii) notify Landlord of all Long Lead Items by the Long Lead Submission Date, (iii) give Landlord written authorization to proceed to purchase and/or contract for delivery of the Long Lead Items by the Long Lead Item Release Date, or (iv) provide all required Permit Documentation to Landlord with five (5) days after Landlord’s request; or

(b)	Tenant’s failure timely to respond to any request from Landlord, Landlord’s architect, Landlord’s contractor and/or Landlord’s Construction Representative including, without limitation, within the time periods set forth in Section 1.1(A)(9) above;

(c)	Tenant’s failure to pay the Tenant Plan Excess Costs when due in accordance with Section 1.5 of this Work Agreement;

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

(d)	Any delay due to items of work for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the Expansion Premises and require additional time for receipt or installation;

(e)	Any delay due to changes, alterations or additions required or made by Tenant after Landlord approves Tenant’s Plans including, without limitation, Change Orders; or

(f)	Any other delays caused by Tenant, Tenant’s contractors, architects, engineers or anyone else engaged by Tenant in connection with the preparation of the Expansion Premises for Tenant’s occupancy, including, without limitation, utility companies and other entities furnishing communications, data processing or other service, equipment, or furniture.

(2)	Tenant Obligations with Respect to Tenant Delays.

(a)	Tenant covenants that no Tenant Delay shall delay the Expansion Premises Commencement Date or the obligation to pay Annual Fixed Rent or Additional Rent, regardless of the reason for such Tenant Delay or whether or not it is within the control of Tenant or any such employee. Landlord’s Expansion Work (or the applicable elements thereof) shall be deemed substantially completed as of the date when Landlord’s Expansion Work (or the applicable elements thereof) would have been substantially completed but for any Tenant Delays, as determined by Landlord in the exercise of its good faith business judgment.

(b)	Tenant shall reimburse Landlord the amount, if any, by which the cost of Landlord’s Expansion Work is increased as the result of any Tenant Delay.

(c)	Any amounts due from Tenant to Landlord under this Section 1.1(B)(2) shall be due and payable within fifteen (15) days of billing therefore (except that amounts due in connection with Change Orders shall be paid as provided in Section 1.5), and all such amounts shall be considered to be Additional Rent. Nothing contained in this Section 1.1(B)(2) shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in the Lease.

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

(C)	Substantial Completion of Landlord’s Expansion Work.

(1)	Landlord’s Obligations. Subject to Tenant Delays and delays due to Force Majeure, as defined in Section 6.1 of the Lease, Landlord shall use reasonable speed and diligence to have the Landlord’s Expansion Work substantially completed on or before June 13, 2014 (the “Expansion Premises Estimated Commencement Date”), but Tenant shall have no claim against Landlord for failure so to complete construction of Landlord’s Expansion Work in the Expansion Premises, except for the rights expressly specified in Section 1.2 of this Work Agreement. Landlord shall use reasonable efforts to notify Tenant in writing ten (10) days in advance of the date on which it expects the Landlord’s Expansion Work to be substantially completed.

(2)	Definition of Substantial Completion. The Landlord’s Expansion Work shall be treated as having been substantially completed (and the Expansion Premises shall be deemed ready for occupancy for the purposes of Section 1 of the Amendment to which this Exhibit B is attached) on the later of:

(a)	The date on which the Landlord’s Expansion Work has been completed (or would have been completed except for Tenant Delays) except for minor items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Tenant’s use of such portion of the Expansion Premises (i.e. so-called “punch list” items), or

(b)	The date when permission has been obtained from the applicable governmental authority, to the extent required by law, for occupancy by Tenant of the Expansion Premises for the Permitted Use, unless the failure to obtain such permission is due to a Tenant Delay; provided however, such condition shall be waived in the event Landlord is unable to obtain such permission solely as a result of the failure of Tenant to install fixtures, furniture or equipment which is the responsibility of Tenant.

In the event of any dispute as to the date on which an element of Landlord’s Expansion Work has been substantially completed, the reasonable determination of Landlord’s architect as to such date shall be deemed conclusive and binding on both Landlord and Tenant.

(3)	Incomplete Work. Landlord shall complete as soon as conditions practically permit any incomplete items of Landlord’s Expansion Work, and Tenant shall cooperate with Landlord in providing access as may be required to complete such work in a normal manner.

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

(4)	Early Access by Tenant. Landlord shall permit Tenant access for installing Tenant’s trade fixtures in portions of the Expansion Premises for a period of twenty (20) days prior to substantial completion when it can be done without material interference with remaining work or with the maintenance of harmonious labor relations. Any such access by Tenant shall be at upon all of the terms and conditions of the Lease (other than the payment of Annual Fixed Rent with respect to the Expansion Premises) and shall be at Tenant’s sole risk, and Landlord shall not be responsible for any injury to persons or damage to property resulting from such early access by Tenant.

(5)	Prohibition on Access by Tenant Prior to Actual Substantial Completion. If, prior to the date that the Expansion Premises are in fact actually substantially complete, the Expansion Premises are deemed to be substantially complete as a result of a Tenant Delay (i.e. and the Expansion Premises Commencement Date has therefore occurred), Tenant shall not (except with Landlord’s consent) be entitled to take possession of the Expansion Premises for the Permitted Use until the Expansion Premises are in fact actually substantially complete.

1.2	Outside Completion Dates

(A) If Landlord shall have failed substantially to complete the Landlord’s Expansion Work on or before the September 1, 2014 (the “Expansion Premises Outside Completion Date”) (which date shall be extended automatically for such periods of time as Landlord is prevented from proceeding with or completing the same by reason of Force Majeure (as defined in Section 6.1 of the Lease) or any act or failure to act of Tenant which interferes with Landlord’s construction of the Landlord’s Expansion Work, without limiting Landlord’s other rights on account thereof), the Expansion Premises Annual Fixed Rent shall be abated from and after the Expansion Premises Commencement Date by two (2) days for each day beyond Expansion Premises Outside Completion Date (as so extended) until the Landlord substantially completes the Landlord’s Expansion Work.

(B) Each day of Tenant Delay shall be deemed conclusively to cause an equivalent day of delay by Landlord in substantially completing the work to be done by Landlord pursuant to this Work Agreement, and thereby automatically extend for each such equivalent day of delay the date of the Expansion Premises Outside Completion Date.

1.3	Quality and Performance of Work

All construction work required or permitted by this First Amendment shall be done in a good and workmanlike manner and in compliance with all Legal Requirements and all Insurance Requirements (as such terms are defined in the Lease). All of Tenant’s work shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations. Each party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Each

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

party authorizes the other to rely in connection with design and construction upon approval and other actions on the party’s behalf by any Construction Representative of the party named in Section 1.1 of the Lease or any person hereafter designated in substitution or addition by notice to the party relying. Except to the extent to which Tenant shall have given Landlord notice of respects in which Landlord has not performed Landlord’s construction obligations under this Work Agreement (if any) not later than the end of the fiftieth (50th) week next beginning after the Expansion Premises Commencement Date with respect to Landlord’s construction obligations under this Work Agreement, Tenant shall be deemed conclusively to have approved Landlord’s construction and shall have no claim that Landlord has failed to perform any of Landlord’s obligations under this Work Agreement (if any). Landlord agrees to correct or repair at its expense items which are then incomplete or do not conform to the work contemplated under the Plans and as to which, in either case, Tenant shall have given notice within such period to Landlord, as aforesaid.

1.4	Special Allowance

Landlord shall provide to Tenant a special allowance in the amount of Twenty Thousand Dollars ($20,000) (the “Tenant Expansion Allowance”). The Tenant Expansion Allowance shall be used and applied by Tenant solely on account of the cost of preparing the Expansion Premises for Tenant’s use and occupancy and exterior signage on the Building (the “Tenant Expansion Work”). Provided that the Tenant (i) has delivered to Landlord lien waivers from all persons who might have a lien as a result of such work in recordable form, (ii) has delivered to Landlord a certificate specifying the cost of such Tenant’s Work Expansion and identifying all contractors, subcontractors and suppliers involved with Tenant’s Expansion Work, and (iii) has satisfied the requirements of (i) through (ii) above, and made request for such payment, on or before the date that is twelve (12) months after the Expansion Premises Commencement Date, (iv) is not otherwise in default under the Lease beyond applicable notice and cure periods, and (v) there are no liens (unless bonded to the reasonable satisfaction of Landlord) against Tenant’s interest in the Lease or against the Building or the Premises arising out of Tenant’s Expansion Work or any litigation in which Tenant is a party, then within thirty (30) days after the satisfaction of the foregoing conditions, the Landlord shall pay to the Tenant the lesser of the amount of such costs so certified or the amount of the Tenant Expansion Allowance. For the purposes hereof, the cost to be so reimbursed by Landlord shall include the cost of leasehold improvements to the Expansion Premises incurred by Tenant, but not the cost of any of Tenant’s personal property, trade fixtures or trade equipment or any so-called soft costs. Notwithstanding the foregoing, Landlord shall be under no obligation to apply any portion of the Tenant Allowance for any purposes other than as provided in this Section 1.4, nor shall Landlord be deemed to have assumed any obligations, in whole or in part, of Tenant to any contractors, subcontractors, suppliers, workers or materialmen. In the event that such cost of Tenant’s Expansion Work is less than the Tenant Expansion Allowance, Tenant shall not be entitled to any payment or credit nor shall there be any application of the same toward Annual Fixed Rent or Additional Rent owed by Tenant under the Lease or this First Amendment.

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

1.5	Payment of Tenant Plan Excess Costs

To the extent, if any, that there are Tenant Plan Excess Costs, Tenant shall pay Landlord, as Additional Rent, fifty percent (50%) of such Tenant Plan Excess Costs prior to commencement of the Landlord’s Expansion Work with the balance due upon substantial completion of Landlord’s Expansion Work, provided however, that if the Tenant Plan Excess Costs are the result of a Change Order, then Tenant shall pay to Landlord, as Additional Rent, at the time that Tenant approves such Change Order in accordance with Section 1.1(A)(8), all such Tenant Plan Excess Costs. In addition to any other rights or remedies of Landlord hereunder for Tenant’s failure timely to pay the Tenant Plan Excess Costs when required under this Section, the same shall constitute a Tenant Delay hereunder and/or Landlord may immediately (and without notice to Tenant) draw on the Security Deposit in an amount equal to the amount so due from Tenant.

Exhibit B

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit B-1

Plan of Landlord’s Expansion Work

PERKINS + WILL
Synageva BioPharma
BOSTON PROPERTIES
LEVEL 01 FLOOR PLAN
A04-02
Level 01 - Lobby Conference Room Addition
PARTITION & DOOR NOTES
FLOOR PLAN KEY NOTES

EXHIBIT B-1
PAGE 1 OF 3

Exhibit B-1

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit B-1

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

PERKINS + WILL
BOSTON PROPERTIES
A05-02
REFLECTED CEILING LEGEND
RCP GENERAL NOTES
RCP KEY NOTES

EXHIBIT B-1
PAGE 2 OF 3

Exhibit B-1

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

PERKINS + WILL
Synageva BioPharma
BOSTON PROPERTIES
A06-02
POWER/ DATA LEGEND
POWER/DATA GENERAL NOTES
AUDIO VISUAL KEY NOTES (PROVIDE ADD ALT. PRICING FOR TENANT REVIEW)

EXHIBIT B-1
PAGE 3 OF 3

Exhibit B-1

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit B-2

Turn-Key Matrix

DELINEATION OF SYNAGEVA Second Floor TURN-KEY MATRIX

November 19, 2013

Element	Description	Turn - Key Scope	Tenant Cost
Demolition	Remove Existing Carpet/ Wall Base/VCT Throughout Suite on Floor 2.	X

	Remove Existing 15/16”Ceiling Grid Located at Different Areas and Install 9/16” Fineline Ceiling Grid To Match Existing Grid on Third Floor.	X

	Remove Existing Ceiling Tiles That Do Not Match USG Mars 3500 Clima Plus Tile On Floor 2.	X

	Remove Existing D/F/H Not Needed For New Layout on Floor 2.	X

	Remove Existing Drywall as Needed to Accommodate New Floor Layout on Second Floor.	X

Finish Carpentry

Supply and Install new (15LF) of Upper and Lower Cabinets in Coffee/Meeting area # 2132 (Northside), install new Laminate on Existing Millwork in Coffee area

# 2192 in Large Conference Room and Install new Laminate on Existing Millwork in Coffee area # 2172( Eastside). All new laminate will include countertops.

X X

	Supply and Install Closet Pole and Shelf In (2) Coat Closets.	X

	Supply and Install Base Cabinet Millwork in Copy/Fax Room (if required) Max (18 LF).	X

Doors & Frames	Reuse Existing or Install New 8’-6” High PM Frames (with side light) as Needed to Accommodate New Floor Layout.	X

Exhibit B-2

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

DELINEATION OF SYNAGEVA Second Floor TURN-KEY MATRIX

November 19, 2013

Element	Description	Turn - Key Scope	Tenant Cost

	All Reused Door Hardware Materials Will be in Good Condition and Match Third Floor Finish	X

	20 Bronze Satin Finish Locksets.	X

	Remaining Doors will Have Passage Sets.	X

	Reuse or Install New Red Oak Veneer Solid Core Wood Doors 3’-0”x 8’-4” With Full Glass Insert to Match Third Floor.	X

	Reuse or Install New US10 Bronze Satin Finish Passage and Lockset Hardware to Match Third Floor Hardware.	X

	Card Readers and Electrical Hardware By Tenant.		X

	Sliding Glass Door at Large Conference Room # 2133 will Match Third Floor.	X

	Existing Glass Wall in Conference Room next to Lobby Will Remain.	X

Drywall	Build New Walls as Needed To Accommodate Additional Offices.	X

	Build on Top Off of Existing Office Walls to Convert Offices to Conference Rooms.	X

	Build New Office Walls to Underside of Ceiling to Create Additional Offices to accommodate New Floor Layout.	X

	All Conference Rooms and (12) Large Offices are to be Sound Insulated to the Deck to Match Third Floor. One Conference Room # 2115 Will Have Insulation Installed above ACT.	X

Exhibit B-2

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

DELINEATION OF SYNAGEVA Second Floor TURN-KEY MATRIX

November 19, 2013

Element	Description	Turn - Key Scope	Tenant Cost

Acoustic Ceilings	Supply and Install New (as needed) 2’x2’USG Mars – Clima Plus Ceiling Tile #869851 to Match Third Floor. All Reused Material will be in Good Condition.	X

	Supply and Install (as needed) Fineline – Ultraline - #3500 9/16 1⁄4” Reveal Ceiling Grid to Match Third Floor. All Reused Materials will be in Good Condition.	X

	Specialty Ceiling in Second Floor Large Kitchen will Match Third Floor Standards.	X

Flooring	Supply and Install Base Building Carpet.Carpet to Match Third Floor as Close as Possible.	X

	Carpet Above LL Allowance Will be at Tenant Expense to Match Third Floor		X

	New VCT In any Kitchen/File Room.	X

	Supply and Install New Johnsonite Vinyl Wall Base Throughout Suite On Second Floor.	X

Wall Finishes	Paint New and Existing Walls In Tenant’s Choice Of Color on Second Floor.	X

	Paint New and Existing Door Frames and Paint Doors in Tenant’s Choice of Color on The Second Floor. Floor.	X

	Paint Existing Exterior Wood Window Sills in Tenant’s Choice of Color on The Second Floor.	X

	Accent Colored Walls (If Required)	X

Exhibit B-2

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

DELINEATION OF SYNAGEVA Second Floor TURN-KEY MATRIX

November 19, 2013

Element	Description	Turn - Key Scope	Tenant Cost

Equipment/ Specialties	Supply and Install Cubicles. Heavy Loading Requirements.		X
X

	Fire Extinguishers as Required By Code	X

	Building Standard Signage Building Directory.	X

	Replace/Repair Exterior Window Shades as Needed.	X

	Branding and Tenant Signage		X

	Exterior Signage		X

Fire Protection	Relocate/Add Fire Sprinkler Heads to Accommodate New Floor Layout to Meet Code Requirements.	X

	New Fire Horn/Strobe Units to Accommodate Layout to Meet Code Requirements.	X

Plumbing	Supply and Install Piping with Sink for Coffee/Kitchen Areas with Point of Use Water Heater.	X

Exhibit B-2

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

DELINEATION OF SYNAGEVA Second Floor TURN-KEY MATRIX

November 19, 2013

Element	Description	Turn - Key Scope	Tenant Cost

HVAC	Relocate/Add New Ductwork and Diffuser To Accommodate New Layout.	X

	New Fan Powered Boxes as Needed To Accommodate New Layout.	X

	New VAV Box as Needed To Accommodate New Layout.	X

	Install New Exhaust Fans In Conference Rooms.	X

Electrical	Supply and Install (2) Duplex Wall Outlets to New Offices/Coffee Station/Conference Rooms.	X

	Existing Wall Outlets Will remain in Place.	X

	Ceiling Motion Sensors Throughout Suite to Meet Energy Code.	X

Electrical	Wall Switches (motion sensors) as Needed To Accommodate Layout.	X

	Exit Signs/Fire Alarm Devices as Required by Code.	X

	Dimmer Switches (If Required)		X

	Supply and Install New Indirect Light Fixtures Throughout Floor.	X

	Specialty Lighting Fixtures Similar to Third Floor.	X

	Provide Electrical Power To Cubicle Whips or Power- Pole.	X

Exhibit B-2

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

DELINEATION OF SYNAGEVA Second Floor TURN-KEY MATRIX

November 19, 2013

Element	Description	Turn - Key Scope	Tenant Cost
Telecom/Security	Design/Install Of Tel/Data/Furniture /AV.		X

	Tel/Data Wiring/Equipment And Permit		X

	Tenant Space Security System (If Required)		X

Design Services	Design For Turnkey Scope on 2nd Floor.	X

	Life/Safety Engineering for Fire Protection & Fire Alarm Modification Required by Code.	X

	Design Cost for Issues Created by Tenant‘s requirements inline With Third Floor.	X

	Design Cost for Issues Created by Tenant’s Requirements (Only in Excess to Standards on Third Floor).		X

Exhibit B-2

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit B-3

TENANT PLAN AND WORKING DRAWING REQUIREMENTS

1.	Floor plan indicating location of partitions and doors (details required of partition and door types).

2.	Location of standard electrical convenience outlets and telephone outlets.

3.	Location and details of special electrical outlets; (e.g. Xerox), including voltage, amperage, phase and NEMA configuration of outlets.

4.	Reflected ceiling plan showing layout of standard ceiling and lighting fixtures. Partitions to be shown lightly with switches located indicating fixtures to be controlled.

5.	Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

6.	Location and heat load in BTU/Hr. of all special air conditioning and ventilating requirements and all necessary HVAC mechanical drawings.

7.	Location and details of special structural requirements, e.g., slab penetrations and areas with floor loadings exceeding a live load of 70 lbs./s.f.

8.	Locations and details of all plumbing fixtures; sinks, drinking fountains, etc.

9.	Location and specifications of floor coverings, e.g., vinyl tile, carpet, ceramic tile, etc.

10.	Finish schedule plan indicating wall covering, paint or paneling with paint colors referenced to standard color system.

11.	Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

12.	Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc. Keying schedule is required.

Exhibit B-3

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

13.	Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.).

14.	Location of any special soundproofing requirements.

15.	All drawings to be uniform size (30” X 42”) and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8” = 1’ or larger.

16.	Drawing submittal shall include the appropriate quantity required for Landlord to file for permit along with four half size sets and one full size set for Landlord’s review and use.

17.	Provide all other information necessary to obtain all permits and approvals for Landlord’s Work.

18.	Upon completion of the work, Tenant shall provide Landlord with two hard copies and one electronic CAD file of updated architectural and mechanical drawings to reflect all project sketches and changes.

Exhibit B-3

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

DT 12-1-13

Exhibit B-4

TENANT DEMOLITION PLAN

Exhibit B-4

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

An unredacted version of this exhibit has been filed separately with the Commission.

DT 12-1-13

PERKINS + WILL
Synageva BioPharma
BOSTON PROPERTIES
LEVEL 02 DEMOLITION PLAN
A02-02
LEGEND
DEMOLITION PLAN KEY NOTES
DEMOLITION PLAN NOTES

EXHIBIT B-4
DEMO PLAN

Exhibit B-4